Exhibit 99.2

Table of Contents

Condensed Consolidated Balance Sheets as of September 30, 2021 and December 31, 2020

Condensed Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2021 and 2020

Condensed Consolidated Statements of Cash Flows for the Three and Nine Months Ended September 30, 2021 and 2020

EBITDA Reconciliations

NOI Reconciliations

Same Property NOI Reconciliation

Same Property Statistics – Retail and Flex Properties

Same Property Statistics – Hotel Properties

Weighted Average Lease Term

Weighted Average Mortgage Payable Maturity

Weighted Average Mortgage Payable Interest Rate

Definitions

Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, and earnings before interest, taxes, depreciation and amortization for real estate ("EBITDA").

While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, and EBITDA, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows:

• EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue and realized gain on disposal of investment property.

• NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, other income, net amortization of above and below market leases and realized gain on disposal of investment property. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. NOI presented in this financial supplement includes an adjustment to the Company’s net loss for amortization of above and below market leases and, as a result, varies from NOI presented in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2021.

• Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented.

NOI, Same Property NOI, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

EBITDA Reconciliation

	Three months ended		Nine months ended
	September 30,		September 30,
	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Loss	$(875,466)	$(1,402,301)	$(3,824,032)	$(4,972,665)
Plus: Preferred dividends, including amortization of capitalized issuance costs	151,637	147,350	451,616	358,431
Plus: Interest expense, including amortization of capitalized loan issuance costs	799,133	829,224	2,396,609	2,506,906
Plus: Depreciation expense	644,657	753,410	1,617,863	2,265,780
Plus: Amortization of intangible assets	292,947	227,482	743,351	724,296
Less: Net amortization of above and below market leases	(5,968)	2,578	(2,350)	2,908
Less: Realized gain on disposal of investment property	(124,641)	-	(124,641)	-
EBITDA	882,299	557,743	1,258,416	885,656

NOI Reconciliation

	Three months ended		Nine months ended
	September 30,		September 30,
	2021	2020	2021	2020
Net Operating Income	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Loss	$(875,466)	$(1,402,301)	$(3,824,032)	$(4,972,665)
Plus: Preferred dividends, including amortization of capitalized issuance costs	151,637	147,350	451,616	358,431
Plus: Legal, accounting and other professional fees	311,986	370,792	1,099,881	1,013,712
Plus: Corporate general and administrative expenses	382,302	78,459	568,479	241,038
Plus: Depreciation expense	644,657	753,410	1,617,863	2,265,780
Plus: Amortization of intangible assets	292,947	236,135	743,351	750,247
Plus: Interest expense, including amortization of capitalized loan issuance costs	799,133	829,224	4,157,582	2,506,906
Plus: Share based compensation expense	-	-	149,981	569,995)
Plus: Loss on impairment	-	-	-	223,097
Less: Other income	(3,519)	(636)	(187,278)	(494)
Less: Net amortization of above and below market leases	(5,968)	2,578	(2,350)	2,908
Less: Realized gain on disposal of investment property	(124,641)	-	(124,641)	-
Net Operating Income - NOI	$1,573,068	$1,015,011	$4,650,452	$2,958,955

	Three months ended		Nine months ended
	September 30,		September 30,
	2021	2020	2021	2020
Components of Net Operating Income	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues:
Retail and flex property rental revenues	$1,477,699	$1,202,864	$3,925,900	$3,713,566
Retail and flex property tenant reimbursement revenues	274,138	257,043	750,966	830,050
Hotel property revenues	1,280,338	868,906	4,009,041	2,338,703
Total revenues	3,032,175	2,328,813	8,685,907	6,882,319

Operating expenses:
Retail and flex property operating expenses	475,295	393,456	1,275,863	1,189,484)
Hotel property operating expenses	960,994	874,254	2,733,578	2,399,411
Bad debt expense	22,818	46,092	26,014	334,469
Total operating expenses	1,459,107	1,313,802	4,035,455	3,923,364

Net Operating Income - NOI	1,573,068	$1,015,011	$4,650,452	$2,958,955

Same Property NOI Reconciliation

	For the three months ended
	September 30,
	2021	2020	Change ($)	Change (%)
Revenues
Same Property NOI	$4,015,222	$2,865,926	$1,149,296	40%
NOI of properties purchased subsequent to September 30, 2020 (1)	371,991	-	371,991
NOI of properties sold subsequent to September 30, 2020 (2)	263,239	93,029	170,210
Total NOI	$4,650,452	$2,958,955	$1,691,497	57%

(1)	Lancer Center and Greenbrier Business Center
(2)	Greensboro Hampton Inn

Same Property Statistics – Retail and Flex Properties

Total Retail and Flex Properties

	Number of Properties		Total Square Feet		Occupancy
	As of September 30,		As of September 30,		As of September 30,
	2021	2020	2021	2020	2021	2020
Retail	4	3	546,661	337,040	95.2%	91.6%
Flex	2	1	154,170	60,834	90.6%	93.8%
Total	6	4	700,831	397,874	94.2%	91.9%

Retail and Flex - Same Properties

	Number of Properties		Total Square Feet		Occupancy
	As of September 30,		As of September 30,		As of September 30,
	2021	2020	2021	2020	2021	2020
Retail (3)	3	3	368,035	368,035	92.9%	91.6%
Flex (1)	1	1	64,880	64,880	100.0%	93.8%
Total (4)	4	4	432,915	432,915	94.0%	91.9%

Same Property Statistics – Hotel Properties

Total Hotel Properties

	Number of Properties		Total Rooms		Occupancy
	As of September 30,		As of September 30,		As of September 30,
	2021	2020	2021	2020	2021	2020
Hotel	1	2	148	273	90.4%	39.9%

Hotel Same Properties

	Number of Properties		Total Rooms		Occupancy
	As of September 30,		As of September 30,		As of September 30,
	2021	2020	2021	2020	2021	2020
Hotel	1	1	148	148	100.0%	29.6%

Weighted Average Lease Term

Retail Properties
Ashley Plaza	6.59
Franklin Square	4.17
Hanover Square	3.46
Lancer Center	4.45
Retail Property Average	4.88

Flex Properties
Brookfield	3.96
Greenbrier Business Center	1.63
Flex Property Average	2.61

Retail and Flex Property Average	4.28

Weighted Average Debt Data

Weighted Average Mortgage Maturity (Years)	4.24

Weighted Average Mortgage Payable Interest Rate	4.6%